ADVANCED SERIES TRUST

AST Neuberger Berman Core Bond Portfolio

Supplement dated October 6, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Neuberger Berman Core Bond Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

At a meeting of the shareholders of the Portfolio held on October 5, 2015, shareholders approved the reorganization of the Portfolio described below.

Target Fund	Acquiring Fund
AST Neuberger Berman Core Bond Portfolio of Advanced Series Trust	AST Lord Abbett Core Fixed-Income Portfolio of Advanced Series Trust

Pursuant to this reorganization, the assets and liabilities of the Portfolio will be exchanged for shares of the AST Lord Abbett Core Fixed-Income Portfolio, also a series of the Trust (the Acquiring Fund), and shareholders of the Portfolio will become shareholders of the Acquiring Fund. No sales charges will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Portfolio shareholders in the reorganization will be equal in value to the Portfolio shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on October 19, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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